UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
FORM 8-K
CURRENT REPORT
Dated January 12, 2006
of
ARRIS GROUP, INC.
A Delaware Corporation
IRS Employer Identification No. 58-2588724
Commission File Number 000-31254
3871 Lakefield Drive
Suwanee, Georgia 30024
(678) 473-8300

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 7.01. Regulation FD Disclosure.
     Attached as Exhibit 99.1 to this filing are copies of the slides that the Company used at a presentation at the Eighth Annual Needham Growth Conference. These slides include information that may be deemed material.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

99.1	Slides from presentation at the Eighth Annual Needham Growth Conference

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arris Group, Inc.

	By:	/s/ David B. Potts

David B. Potts
Executive Vice President and
Chief Financial Officer

Dated: January 12, 2006

EXHIBIT INDEX

Exhibit
Number	Description of Exhibits
99.1	Slides from presentation at the Eighth Annual Needham Growth Conference